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                                INGERSOLL-RAND COMPANY

                         SUPPLEMENTAL RETIREMENT ACCOUNT PLAN

                                     INTRODUCTION



          Ingersoll-Rand Company (the "Company") maintains the Ingersoll-Rand Retirement Account Plan (the "Qualified Retirement Account Plan") for employees employed by the Company and certain subsidiaries and affiliates of the Company (the "Employees"), under which benefits are subject to various limitations imposed by Sections 401 and 415 of the Internal Revenue Code of 1986, as amended (the "Code").

          The purpose of this Ingersoll-Rand Company Supplemental Retirement Account Plan (the "Supplemental Retirement Account Plan") is to provide a vehicle under which Employees can be paid benefits which are supplemental to benefits payable under the Qualified Retirement Account Plan and are limited by operation of Sections 401 and 415 of the Code (or successor provisions).

          It is intended that this Supplemental Retirement Account Plan be treated as "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

          Unless otherwise indicated herein, capitalized terms shall have the same meanings as they have under the Qualified Retirement Account Plan.

          This Supplemental Retirement Account Plan shall be effective as of January 1, 1989.











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                                      SECTION I
                                     ELIGIBILITY


          1.1 Eligibility. An Employee shall become eligible to participate under this Supplemental Retirement Account Plan for a calendar year as of the date on which the aggregate amount of his Company Contributions and Company Matching Contributions, if any, for such year under the Qualified Retirement Account Plan are less than the aggregate amount which such Company Contributions and Company Matching Contributions would have been if the definition of Compensation specified in the Qualified Retirement Account Plan did not exclude compensation in excess of the limitation provided under Section 401(a)(17) of the Code; provided, however, that no Employee shall be eligible under this Supplemental Retirement Account Plan if such Employee is a Grandfathered Participant under the Qualified Retirement Account Plan.


                                      SECTION 2

                       ACCOUNTS/SUPPLEMENTAL BENEFITS/INTEREST

          2.1 Accounts. The Company shall establish on its books an Account for each Employee who has become eligible to participate in this Supplemental Retirement Account Plan (each an "Employee Account"). Such Employee Accounts shall be credited with Supplemental Company Contributions and Supplemental Company Matching Contributions in accordance with Sections 2.2 and 2.3 hereof.

          2.2 Supplemental Company Contributions. An Employee shall be entitled to receive a Supplemental Company Contribution for any year in which the Employee's Compensation for the year exceeds the limitation provided under Section 401(a)(17) of the Code. The amount of Supplemental Company Contributions credited to the Employee Account of an Employee who is eligible to receive such a benefit for any year shall equal
               (a) the Company Contributions for such year, calculated as if the limitation described above did not apply, less (b) the Company Contributions made with respect to the Employee under the Qualified Retirement Account Plan.



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          2.3  Supplemental Company Matching Contributions. An Employee
               entitled for any year to a Supplemental Company Contribution who is also eligible for Company Matching Contributions under the Qualified Retirement Account Plan (except for the limitation provided under Section 401(a)(17) of the Code) shall be entitled to receive a Company Matching Contribution for such year. The amount of Supplemental Company Matching Contributions credited to the Employee Account of an Employee who is eligible to receive such a benefit for any year shall equal (a) the Company Matching Contributions for such year (calculated as if the limitation described above did not apply), less (b) the Company Matching Contributions made with respect to the Employee under the Qualified Retirement Account Plan.

          2.4 Interest. Unless and until the Company establishes a trust pursuant to Section 3 or 6.1 hereof, the amounts credited to each Employee Account shall be credited with interest at a rate equal to the rate of return earned by the Fixed Income Fund described in Section 5.1 of the Company's Savings and Stock Investment Plan. To the extent the Company contributes funds on behalf of an Employee to a trust established under Section 3 or 6.1 hereof, his Employee Account hereunder shall be transferred to an account within such trust and shall be credited with the rate of return earned by the funds so contributed. Any unfunded portion of the Employee Account shall continue to be credited with interest as provided above in this Section 2.4.

          2.5  Timing of Contributions and Interest.  All Company
               Contributions, Company Matching Contributions and interest to be credited to an Employee Account hereunder shall be credited as of the last business day of each calendar month.














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                                      SECTION 3
                                       VESTING


          3.1 Vesting. Except as provided in Section 6 hereof, an Employee shall vest in his Employee Account at the same time that the Employee becomes vested in his Company Contribution Account and Company Matching Contribution Account under the Qualified Retirement Account Plan. An Employee shall forfeit the non vested portion of his Employee Account upon his termination of employment with the Company to the extent provided in the Qualified Retirement Account Plan.


                                      SECTION 4
                                    DISTRIBUTIONS

          4.1 Time of Distribution. The amounts payable to an Employee hereunder shall be payable in a lump sum on the Employee's Payment Date. An Employee's Payment Date shall be the later of (a) the first business day of the calendar year following the date the Employee's employment with the Company terminates by reason of death, disability, retirement or otherwise, or (b) the first business day of the sixth calendar month following the date the Employee's employment with the Company terminates by reason of death, disability, retirement or otherwise.

               Any such payment shall be made to the Employee, or to his beneficiary under this Supplemental Retirement Account Plan if he is not then living. The Employee's beneficiary under this Supplemental Retirement Account Plan shall be the beneficiary under the Qualified Retirement Account Plan unless the Employee designates another beneficiary in writing, and such written designation has been received by the Committee. An Employee may change the designated beneficiary under this Supplemental Retirement Account Plan at any time, by providing such designation is provided in writing to the Committee (as hereinafter defined).

          4.2 Form of Benefits. Benefits payable under this Supplemental Retirement Account Plan shall be in the form of a cash lump-sum equal to the sum of the amount credited to an Employee's Account as of the Employee's Payment Date.



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                                      SECTION 5
                                TRUST FUND/INVESTMENT


          5.1 Establishment of Trust. Except as provided in Section 6.1 hereof, the Company shall have no obligation to fund the Employee Accounts hereunder. The Company may, however, in its sole discretion, enter into a trust agreement and establish a trust fund to assist it in meeting its obligations under this Supplemental Retirement Account Plan. The trust agreement shall provide that all amounts contributed to the trust, together with earnings thereon, shall be invested and reinvested as provided therein.

          5.2 Rights of Creditors. The assets held by the trust shall be subject to the claims of general creditors of the Company in the event of the Company's insolvency. The rights of an Employee to the assets of such trust fund shall not be superior to those of an unsecured creditor of the Company.

          5.3 Disbursement of Funds. All contributions to the trust fund shall be held and disbursed in accordance with the provisions of the related trust agreement. No portion of the trust fund may be returned to the Company other than in accordance with the terms of the related trust agreement.

          5.4 Company Obligation. Notwithstanding any provisions of any such trust agreement to the contrary, the Company shall remain obligated to pay benefits under this Supplemental Retirement Account Plan. Nothing in this Supplemental Retirement Account Plan or any such trust agreement shall relieve the Company of its liabilities to pay benefits under this Supplemental Retirement Account Plan except to the extent that such liabilities are met by the distribution of trust assets.












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                                      SECTION 6
                                  CHANGE OF CONTROL


          6.1 Contributions to Trust. In the event the Company's Board of Directors determines that a "change of control" of the Company has occurred, the Company shall be obligated to establish a trust in accordance with the provisions of
               Section 3 hereof and to contribute to the trust an amount equal to the balance of each Employee's Account.

          6.2 Amendments. Following a "change of control" of the Company, any amendment modifying or terminating this Supplemental Retirement Account Plan shall have no force or effect.

          6.3 Definition. For purposes hereof, a "change of control" shall have the meaning designated in the Ingersoll-Rand Benefit Trust Agreement, dated as of September 1, 1988, as amended, between the Company and The Bank of New York, as trustee, established by the Company for purposes of satisfying certain obligations to executive employees of the Company.


                                      SECTION 7
                                    MISCELLANEOUS


          7.1  Amendment and Termination.  Except as provided in Section
               6.2 hereof, this Supplemental Retirement Account Plan may, at any time and from time to time, be amended or terminated, without the consent of any Employee or beneficiary, (a) by the Board of Directors of the Company or (b) in the case of amendments which do not materially modify the provisions hereof, the Committee, provided, however, that no such amendment or termination shall reduce any benefits accrued under the terms of this Supplemental Retirement Account Plan prior to the date of termination or amendment.

          7.2 No Contract of Employment. The establishment of this Supplemental Retirement Account Plan or any modification thereof shall not give any Employee or other person the right to remain in the service of the Company or any of its subsidiaries, and all Employees and other persons shall remain subject to discharge to the same extent as if this Supplemental Retirement Account Plan had never been adopted.

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          7.3  Withholding.  The Company shall be entitled to withhold from any payment due under this Supplemental Retirement Account Plan any and all taxes of any nature required by any government to be withheld from such payment.

          7.4 Loans. No loans to Employees shall be permitted under this Supplemental Retirement Account Plan.

          7.5 Compensation and Nominating Committee. This Supplemental Retirement Account Plan shall be administered by the Compensation and Nominating Committee (or any successor committee) of the Board of Directors of the Company (the "Committee"). The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits under this Supplemental Retirement Account Plan by an Employee or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Employee or beneficiary. Such notice shall set forth the specific reasons for the Committee's decision. In addition, the Committee shall afford a reasonable opportunity to any Employee or beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

          7.6 Entire Agreement; Successors. This Supplemental Retirement Account Plan, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Company and any Employee regarding this Supplemental Retirement Account Plan. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Company and any Employee relating to the subject matter hereof, other than those set forth herein. This Supplemental Retirement Account Plan and any amendment hereof shall be binding on the Company and the Employees and their respective heirs, administrators, trustees, successors and assigns, including but not limited to, any successors of the Company by merger, consolidation or otherwise by operation of law, and on all designated beneficiaries of the Employee.

          7.7 Severability. If any provision of this Supplemental Retirement Account Plan shall, to any extent, be invalid or unenforceable, the remainder of this Supplemental Retirement




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               Account Plan shall not be affected thereby, and each
               provision of this Supplemental Retirement Account Plan shall be valid and enforceable to the fullest extent permitted by law.

          7.8 Application of Plan Provisions. All relevant provisions of the Qualified Retirement Account Plan shall apply to the extent applicable to the obligations of the Company under this Supplemental Retirement Account Plan. Benefits provided under this Supplemental Retirement Account Plan are independent of, and in addition to, any payments made to Employees under any other plan, program, or agreement between the Company and Employees eligible to participate in this Supplemental Retirement Account Plan, or any other compensation payable to any Employee by the Company or by any subsidiary or affiliate of the Company.

          7.9 Governing Law. The laws of the State of New Jersey shall govern this Supplemental Retirement Account Plan.

          7.10 Participant as General Creditor. Benefits under the Supplemental Retirement Account Plan shall be payable by the Company out of its general funds. The Company shall have the right to establish a reserve or make any investment for the purposes of satisfying its obligation hereunder for payment of benefits at its discretion, provided, however, that no Employee eligible to participate in this Supplemental Retirement Account Plan shall have any interest in such investment or reserve. To the extent that any person acquires a right to receive benefits under this Supplemental Retirement Account Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.

          7.11 Nonassignability. To the extent permitted by law, the right of any Employee or any beneficiary in any benefit hereunder shall not be subject to attachment or other legal process for the debts of such Employee or beneficiary; nor shall any such benefit be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.







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